STANDARD FORM OF STORE LEASE

The Real Estate Board of New York, Inc.

Agreement of Lease, made as of this [4th] day of ~~September~~ [Oct.] 1978, between

P.K.L. REALTY CORP., a domestic corporation with a place of business located at 95 Lombardy Street, Brooklyn, N.Y.

party of the first part, hereinafter referred to as LANDLORD, and WOLO MANUFACTURING CORP., a domestic corporation with a place of business located at 46 Cain Drive, Plainview, N.Y.

party of the second part, hereinafter referred to as TENANT,

Witnesseth: Landlord hereby leases to Tenant and Tenant hereby hires from Landlord the space designated as Area A on the attached plan which is made part hereof

in the building ~~known as~~ located at Saxwood Avenue and East Industry Court, Deer Park, Suffolk County ~~in the Borough of~~ State ~~, City~~ of New York, for the term of five (5) years

(or until such term shall sooner cease and expire as hereinafter provided) to commence on the 1st day of December nineteen hundred and seventy-eight, and to end on the 30th day of November nineteen hundred and eighty-three

both dates inclusive, at an annual rental rate of $20,332.20 for each of the first two years; $21,784.50 for the third year; $22,752.70 for the fourth year and $23,236.80 for the fifth year

which Tenant agrees to pay in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance on the first day of each month during said term, at the office of Landlord or such other place as Landlord may designate, without any set off or deduction whatsoever, except that Tenant shall pay the first monthly installment(s) on the execution hereof (unless this lease be a renewal).

In the event that, at the commencement of the term of this lease, or thereafter, Tenant shall be in default in the payment of rent to Landlord pursuant to the terms of another lease with Landlord or with Landlord's predecessor in interest, Landlord may at Landlord's option and without notice to Tenant add the amount of such arrearages to any monthly installment of rent payable hereunder and the same shall be payable to Landlord as additional rent.

The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby covenant as follows:

Rent 1. Tenant shall pay the rent as above and as hereinafter provided.

Occupancy 2. Tenant shall use and occupy demised premises for light manufacturing and assembly of security equipmen[t] and devices and offices in connection therewith [- other clamping items]

and for no other purpose. Tenant shall at all times conduct its business in a high grade and reputable manner and shall keep show windows and signs in a neat and clean condition.

Alterations: 3. Tenant shall make no changes in or to the demised premises of any nature without Landlord's prior written consent. Subject to the prior written consent of Landlord, and to the provisions of this article, Tenant at Tenant's expense, may make alterations, installations, additions or improvements which are non-structural and which do not affect utility services or plumbing and electrical lines, in or to the interior of the demised premises by using contractors or mechanics first approved by Landlord. All fixtures and all paneling, partitions, railings and like installations, installed in the premises at any time, either by Tenant or by Landlord in Tenant's behalf, shall, upon installation, become the property of Landlord and shall remain upon and be surrendered with the demised premises unless Landlord, by notice to Tenant no later than twenty days prior to the date fixed as the termination of this lease, elects to relinquish Landlord's right thereto and to have them removed by Tenant, in which event, the same shall be removed from the premises by Tenant prior to the expiration of the lease, at Tenant's expense. Nothing in this article shall be construed to give Landlord title to or to prevent Tenant's removal of trade fixtures, moveable office furniture and equipment, but upon removal of any such from the premises or upon removal of other installations as may be required by Landlord, Tenant shall immediately and at its expense, repair and restore the premises to the condition existing prior to installation and repair any damage to the demised premises or the building due to such removal. All property permitted or required to be removed by Tenant at the end of the term remaining in the premises after Tenant's removal shall be deemed abandoned and may, at the election of Landlord, either be retained as Landlord's property or may be removed from the premises by Landlord at Tenant's expense. Tenant shall, before making any alterations, additions, installations or improvements, at its expense, obtain all permits, approvals and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly duplicates of all such permits, approvals and certificates to Landlord and Tenant agrees to carry and will cause Tenant's contractors and sub-contractors to carry such workman's compensation, general liability, personal and property damage insurance shall cause the same to be operated in a good and workmanlike manner and shall make all repairs thereto necessary to keep same in good order and condition, at Tenant's own cost and expense, and shall cause the same to be covered by the insurance provided for hereafter in Article 8. Tenant shall, throughout the term of this lease, take good care of the demised premises and the fixtures and appurtenances therein and at its sole cost and expense, make all non-structural repairs thereto as and when needed to preserve them in good working order and condition, reasonable wear and tear, obsolescence and damage from the elements, fire or other casualty, excepted. Notwithstanding the foregoing, all damage or injury to the demised premises or to any other part of the building, or to its fixtures, equipment and appurtenances, whether requiring structural or non-structural repairs, caused by or resulting from carelessness, omission, neglect or improper conduct of Tenant, its servants, employees, invitees or licensees, shall be repaired promptly by Tenant at its sole cost and expense, to the satisfaction of Landlord reasonably exercised. Tenant shall also repair all damage to the building and the demised premises caused by the moving of Tenant's fixtures, furniture or equipment. All the aforesaid repairs shall be of quality or class equal to the original work or construction. If Tenant fails after ten days notice to proceed with due diligence to make repairs required to be made by Tenant, the same may be made by Landlord at the expense of Tenant and the expenses thereof incurred by Landlord shall be collectible as additional rent after rendition of a bill or statement therefor. If the demised premises be or become infested with vermin, Tenant shall at Tenant's expense, cause the same to be exterminated from time to time to the satisfaction of Landlord. Tenant shall give Landlord prompt notice of any defective conditions in any plumbing, heating system or electrical lines located in, servicing or passing through the demised premises and following such notice, Landlord shall remedy the condition with due diligence but at the expense of Tenant if repairs are necessitated by damage or injury attributable to Tenant, Tenant's servants

ACKNOWLEDGMENTS

CORPORATE LANDLORD
STATE OF NEW YORK, } ss.:
County of

On this day of , 19 , before me

personally came
to me known, who being by me duly sworn, did depose and say that he resides
in ;
that he is the of
the corporation described in and which executed the foregoing instrument, as LANDLORD; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.

....

INDIVIDUAL LANDLORD
STATE OF NEW YORK, } ss.:
County of

On this day of , 19 , before me

personally came ,

to me known and known to me to be the individual described in and who, as LANDLORD, executed the foregoing instrument and acknowledged to me that he executed the same.

....

CORPORATE TENANT
STATE OF NEW YORK, } ss.:
County of

On this day of , 19 , before me

personally came
to me known, who being by me duly sworn, did depose and say that he resides
in ;
that he is the of
the corporation described in and which executed the foregoing instrument, as TENANT; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.

....

INDIVIDUAL TENANT
STATE OF NEW YORK, } ss.:
County of

On this day of , 19 , before me

personally came ,

to me known and known to me to be the individual described in and who, as TENANT, executed the foregoing instrument and acknowledged to me that he executed the same.

....

IMPORTANT — PLEASE READ

RULES AND REGULATIONS ATTACHED TO AND MADE A PART OF THIS LEASE IN ACCORDANCE WITH ARTICLE 35.

1. The sidewalks, entrances, driveways, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by any Tenant or used for any purpose other than for ingress to and egress from the demised premises and for delivery of merchandise and equipment in a prompt and efficient manner using elevators and passageways designated for such delivery by Landlord. There shall not be used in any space, or in the public hall of the building, either by any tenant or by jobbers, or others in the delivery or receipt of merchandise, any hand trucks except those equipped by rubber tires and safeguards. If said premises are situate on the ground floor of the building Tenant thereof shall further, at Tenant's expense, keep the sidewalks and curb in front of said premises clean and free from ice, snow, etc.

2. The water and wash closets and plumbing fixtures shall not be used for any purposes other than those for which they were designed or constructed and no sweepings, rubbish, rags, acids or other substances shall be deposited therein, and the expense of any breakage, stoppage, or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose clerks, agents, employees or visitors, shall have caused it.

3. No carpet, rug or other article shall be hung or shaken out of any window of the building; and no Tenant shall sweep or throw or permit to be swept or thrown from the demised premises any dirt or other substances into any of the corridors or halls, elevators, or out of the doors or windows or stairways of the building, and Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the demised premises, or permit or suffer the demised premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the building by reason of noise, odors and/or vibrations or interfere in any way with other Tenants or those having business therein, nor shall any animals or birds be kept in or about the building. Smoking or carrying lighted cigars or cigarettes in the elevators of the building is prohibited.

4. No awnings or other projections shall be attached to the outside walls of the building without the prior written consent of Landlord.

5. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any Tenant on any part of the outside of the demised premises or the building or on the inside of the demised premises if the same is visible from the outside of the premises without the prior written consent of Landlord, except that the name of Tenant may appear on the entrance door of the premises. In the event of the violation of the foregoing by any Tenant, Landlord may remove same without any liability, and may charge the expense incurred by such removal to Tenant or Tenants violating this rule. Landlord shall have the right to prohibit any advertising by Tenant which, in Landlord's opinion, impairs the reputation or desirability of the building of which the demised premises are a part. Signs on interior doors and directory tablet shall be inscribed, painted or affixed for each Tenant by Landlord at the expense of such Tenant and shall be of a size, color and style acceptable to Landlord.

6. No Tenant shall mark, paint, drill into, or in any way deface any part of the demised premises or the building of which they form a part. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of Landlord, and as Landlord may direct. No Tenant shall lay linoleum, or other similar floor covering, so that the same shall come in direct contact with the floor of the demised premises, and, if linoleum or other similar floor covering is desired to be used an interlining of builder's deadening felt shall be first affixed to the floor, by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited.

7. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any Tenant, nor shall any changes be made in existing locks or mechanism thereof. Each Tenant must, upon the termination of his Tenancy, restore to the Landlord all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by, such Tenant, and in the event of the loss of any keys, so furnished, such Tenant shall pay to Landlord the cost thereof.

8. Freight, furniture, business equipment, merchandise and bulky matter of any description shall be delivered to and removed from the premises only on the freight elevators and through the service entrances and corridors, and only during hours and in a manner approved by Landlord. Landlord reserves the right to inspect all freight to be brought into the building and to exclude from the building all freight which violates any of these Rules and Regulations or the lease of which these Rules and Regulations are a part.

9. No Tenant shall obtain for use upon the demised premises ice, drinking water, towel and other similar services, or accept barbering or bootblacking services in the demised premises, except from persons authorized by the Landlord, and at hours and under regulations fixed by Landlord. Canvassing, soliciting and peddling in the building is prohibited and each Tenant shall co-operate to prevent the same.

10. Landlord reserves the right to exclude from the building between the hours of 6 P.M. and 8 A.M. and at all hours on Sundays, and legal holidays all persons who do not present a pass to the building signed by Landlord. Landlord will furnish passes to persons for whom any Tenant requests same in writing. Each Tenant shall be responsible for all persons for whom he requests such pass and shall be liable to Landlord for all acts of such persons.

11. Landlord shall have the right to prohibit any advertising by any Tenant which, in Landlord's opinion, tends to impair the reputation of the building or its desirability as a building for offices, and upon written notice from Landlord, Tenant shall refrain from or discontinue such advertising.

12. Tenant shall not bring or permit to be brought or kept in or on the demised premises, any inflammable, combustible or explosive fluid, material, chemical or substance, or cause or permit any odors of cooking or other processes, or any unusual or other objectionable odors to permeate in or eminate from the demised premises.

two
52.70
th

character of electric service shall in no wise make Landlord liable or responsible to Tenant, for any loss, damages or expenses which Tenant may sustain.

Access to Premises: 13. Landlord or Landlord's agents shall have the right (but shall not be obligated) to enter the demised premises in any emergency at any time, and, at other reasonable times, to examine the same and to make such repairs, replacements and improvements as Landlord may deem necessary and reasonably desirable to the demised premises or to any other portion of the building or which Landlord may elect to perform following Tenant's failure to make repairs or perform any work which Tenant is obligated to perform under this lease, or for the purpose of complying with laws, regulations and other directions of governmental authorities. Tenant shall permit Landlord to use and maintain and replace pipes and conduits in and through the demised premises and to erect new pipes and conduits therein. Landlord may, during the progress of any work in the demised premises, take all necessary materials and equipment into said premises without the same constituting an eviction nor shall the Tenant be entitled to any abatement of rent while such work is in progress nor to any damages by reason of loss or interruption of business or otherwise. Throughout the term hereof Landlord shall have the right to enter the demised premises at reasonable hours for the purpose of showing the same to prospective purchasers or mortgagees of the building, and during the last six months of the term for the purpose of showing the same to prospective tenants and may, during said six months period, place upon the premises the usual notices "To Let" and "For Sale" which notices Tenant shall permit to remain thereon without molestation. If Tenant is not present to open and permit an entry into the premises, Landlord or Landlord's agents may enter the same whenever such entry may be necessary or permissible by master key or forcibly and provided reasonable care is exercised to safeguard Tenant's property and such entry shall not render Landlord or its agents liable therefor, nor in any event shall the obligations of Tenant hereunder be affected. If during the last month of the term Tenant shall have removed all or substantially all of Tenant's property therefrom, Landlord may immediately enter, alter, renovate or redecorate the demised premises without limitation or abatement of rent, or incurring liability to Tenant for any compensation and such act shall have no effect on this lease or Tenant's obligations hereunder. Landlord shall have the right at any time, without the same constituting an eviction and without incurring liability to Tenant therefor to change the arrangement and/or location of public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets, or other public parts of the building and to change the name, number or designation by which the building may be known.

Vault, Vault Space, Area: 14. No Vaults, vault space or area, whether or not enclosed or covered, not within the property line of the building is leased hereunder, anything contained in or indicated on any sketch, blue print or plan, or anything contained elsewhere in this lease to the contrary notwithstanding. Landlord makes no representation as to the location of the property line of the building. All vaults and vault space and all such areas not within the property line of the building, which Tenant may be permitted to use and/or occupy, is to be used and/or occupied under a revocable license, and if any such license be revoked, or if the amount of such space or area be diminished or required by any federal, state or municipal authority or public utility, Landlord shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such revocation, diminution or requisition be deemed constructive or actual eviction. Any tax, fee or charge of municipal authorities for such vault or area shall be paid by Tenant.

Occupancy: 15. Tenant will not at any time use or occupy the demised premises in violation of the certificate of occupancy issued for the building of which the demised premises are a part. Tenant has inspected the premises and accepts them as is, subject to the riders annexed hereto with respect to Landlord's work, if any. In any event, Landlord makes no representation as to the condition of the premises and Tenant agrees to accept the same subject to violations whether or not of record.

Bankruptcy: 16. (a) If at the date fixed as the commencement of the term of this lease or if at any time during the term hereby demised there shall be filed by or against Tenant in any court pursuant to any statute either of the United States or of any state, a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee of all or a portion of Tenant's property, and within 60 days thereof, Tenant fails to secure a dismissal thereof, or if Tenant make an assignment for the benefit of creditors or petition for or enter into an arrangement, this lease, at the option of Landlord, exercised within a reasonable time after notice of the happening of any one or more of such events, may be cancelled and terminated by written notice to the Tenant (but if any of such events occur prior to the commencement date, this lease shall be ipso facto cancelled and terminated) and whether such cancellation and termination occur prior to or during the term, neither Tenant nor any person claiming through or under Tenant by virtue of any statute or of any order of any court, shall be entitled to possession or to remain in possession of the premises demised but shall forthwith quit and surrender the premises, and Landlord, in addition to the other rights and remedies Landlord has by virtue of any other provision herein or elsewhere in this lease contained or by virtue of any statute or rule of law, may retain as liquidated damages, any rent, security deposit or moneys received by him from Tenant or others in behalf of Tenant. If this lease shall be assigned in accordance with its terms, the provisions of this Article 16 shall be applicable only to the party then owning Tenant's interest in this lease.

Landlord for the unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such re-letting shall be deemed to be the fair and reasonable rental value for the part or the whole of the premises so re-let during the term of the re-letting. Nothing herein contained shall limit or prejudice the right of the Landlord to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

Default 17. (1) If Tenant defaults in fulfilling any of the covenants of this lease other than the covenants for the payment of rent or additional rent; or if the demised premises become vacant or deserted; or if the demised premises are damaged by reason of negligence or carelessness of Tenant, its agents, employees or invitees; or if any execution or attachment shall be issued against Tenant or any of Tenant's property whereupon the demised premises shall be taken or occupied by someone other than Tenant; or if Tenant shall make default with respect to any other lease between Landlord and Tenant; or if Tenant shall fail to move into or take possession of the premises within fifteen (15) days after the commencement of the term of this lease, of which fact Landlord shall be the sole judge; then, in any one or more of such events, upon Landlord serving a written five (5) days notice upon Tenant specifying the nature of said default and upon the expiration of said five (5) days, if Tenant shall have failed to comply with or remedy such default, or if the said default or omission complained of shall be of a nature that the same cannot be completely cured or remedied within said five (5) day period, and if Tenant shall not have diligently commenced curing such default within such five (5) day period, and shall not thereafter with reasonable diligence and in good faith proceed to remedy or cure such default, then Landlord may serve a written three (3) days' notice of cancellation of this lease upon Tenant, and upon the expiration of said three (3) days, this lease and the term thereunder shall end and expire as fully and completely as if the expiration of such three (3) day period were the day herein definitely fixed for the end and expiration of this lease and the term thereof and Tenant shall then quit and surrender the demised premises to Landlord but Tenant shall remain liable as hereinafter provided.

(2) If the notice provided for in (1) hereof shall have been given, and the term shall expire as aforesaid: or if Tenant shall make default in the payment of the rent reserved herein or any item of additional rent herein mentioned or any part of either or in making any other payment herein required; then and in any of such events Landlord may without notice, re-enter the demised premises either by force or otherwise, and dispossess Tenant by summary proceedings or otherwise, and the legal representative of Tenant or other occupant of demised premises and remove their effects and hold the premises as if this lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end. If Tenant shall make default hereunder prior to the date fixed as the commencement of any renewal or extension of this lease, Landlord may cancel and terminate such renewal or extension agreement by written notice.

Remedies of Landlord and Waiver of Redemption: 18. In case of any such default, re-entry, expiration and/or dispossess by summary proceedings or otherwise, (a) the rent shall become due thereupon and be paid up to the time of such re-entry, dispossess and/or expiration, together with such expenses as Landlord may incur for legal expenses, attorneys' fees, brokerage, and/or putting the demised premises in good order, or for preparing the same for re-rental; (b) Landlord may re-let the premises or any part or parts thereof, either in the name of Landlord or otherwise, for a term or terms, which may at Landlord's option be less than or exceed the period which would otherwise have constituted the balance of the term of this lease and may grant concessions or free rent or charge a higher rental than that in this lease, and/or (c) Tenant or the legal representatives of Tenant shall also pay Landlord as liquidated damages for the failure of Tenant to observe and perform said Tenant's covenants herein contained, any deficiency between the rent hereby reserved and/or covenanted to be paid and the net amount, if any, of the rents collected on account of the lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term of this lease. The failure of Landlord to re-let the premises or any part or parts thereof shall not release or affect Tenant's liability for damages. In computing such liquidated damages there shall be added to the said deficiency such expenses as Landlord may incur in connection with re-letting, such as legal expenses, attorneys' fees, brokerage, advertising and for keeping the demised premises in good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this lease and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Landlord to collect the deficiency for any subsequent month by a similar proceeding. Landlord, in putting the demised premises in good order or preparing the same for re-rental may, at Landlord's option, make such alterations, repairs, replacements, and/or decorations in the demised premises as Landlord, in Landlord's sole judgment, considers advisable and necessary for the purpose of re-letting the demised premises, and the making of such alterations, repairs, replacements, and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Landlord shall in no event be liable in any way whatsoever for failure to re-let the demised premises, or in the event that the demised premises are re-let, for failure to collect the rent thereof under such re-letting, and

ees and xpenses 19. If tenant shall default in the observance or performance of any term or covenant on tenant's part to be observed or performed under or by virtue of any of the terms or provisions in any article of this lease, then, unless otherwise provided elsewhere . this lease, landlord may immediately or at any time thereafter and withit notice perform the obligation of tenant thereunder, and if landlord, in onnection therewith or in connection with any default by tenant in the ovenant to pay rent hereunder, makes any expenditures or incurs any oblitions for the payment of money, including but not limited to attorney's es, in instituting, prosecuting or defending any action or proceeding, such ims so paid or obligations incurred with interest and costs shall be deemed be additional rent hereunder and shall be paid by tenant to landlord within ve (5) days of rendition of any bill or statement to tenant therefor, and if nant's lease term shall have expired at the time of making of such expendiires or incurring of such obligations, such sums shall be recoverable by ndlord as damages.

lo Representations by andlord: 20. Neither Landlord nor Landlord's agents have made any representations or promises with respect to the physical condition of the building, the land upon which it is erected or the demised premises, the rents, leases, exenses of operation or any other matter or thing affecting or related to the remises except as herein expressly set forth and no rights, easements or censes are acquired by Tenant by implication or otherwise except as exressly set forth in the provisions of this lease. Tenant has inspected the uilding and the demised premises and is thoroughly acquainted with their ondition, and agrees to take the same "as is" and acknowledges that the aking of possession of the demised premises by Tenant shall be conclusive vidence that the said premises and the building of which the same form a art were in good and satisfactory condition at the time such possession vas so taken, except as to latent defects. All understandings and agreenents heretofore made between the parties hereto are merged in this ontract, which alone fully and completely expresses the agreement beween Landlord and Tenant and any executory agreement hereafter nade shall be ineffective to change, modify, discharge or effect an abanlonment of it in whole or in part, unless such executory agreement is in vriting and signed by the party against whom enforcement of the change, nodification, discharge or abandonment is sought.

End of Term: 21. Upon the expiration or other termination of the term of this lease, Tenant shall quit and surrender to Landlord the demised premises, broom clean, in good order and condition, ordinary wear excepted, and Tenant shall remove all its property. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this lease. If the last day of he term of this lease or any renewal thereof, falls on Sunday, this lease hall expire at noon on the preceding Saturday unless it be a legal holilay in which case it shall expire at noon on the preceding business day.

Quiet Enjoyment: 22. Landlord covenants and agrees with Tenant that upon Tenant paying the rent and additional rent and observing and performing all the terms, covenants and conditions, on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the premises hereby demised, subject, nevertheless, to the terms and conditions of this lease including, but not limited to, Article 33 hereof and to the ground leases, underlying leases and mortgages hereinbefore mentioned.

Failure to Give Possession: 23. If Landlord is unable to give possession of the demised premises on the date of the commencement of the term hereof, because of the holding-over or retention of possession of any tenant, undertenant or occupants, or if the premises are located in a building being constructed, because such building has not been sufficiently completed to make the premises ready for occupancy or because of the fact that a certificate of occupancy has not been procured or for any other reason, Landlord shall not be subject to any liability for failure to give possession on said date and the validity of the lease shall not be impaired under such circumstances, nor shall the same be construed in any wise to extend the term of this lease, but the rent payable hereunder shall be abated (provided Tenant is not responsible for the inability to obtain possession) until after Landlord shall have given Tenant written notice that the premises are substantially ready for Tenant's occupancy. If permission is given to Tenant to enter into the possession of the demised premises or to occupy premises other than the demised premises prior to the date specified as the commencement of the term of this lease, Tenant covenants and agrees that such occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this lease, except as to the covenant to pay rent. The provisions of this article are intended to constitute "an express provision to the contrary" within the meaning of Section 223-a of the New York Real Property Law.

No Waiver: 24. The failure of Landlord to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of this lease or of any of the Rules or Regulations set forth or hereafter adopted by Landlord, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Landlord of rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach and no provision of this lease shall be deemed to have been waived by Landlord unless such waiver be in writing signed by Landlord. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to

Waiver of Trial by Jury: 25. It is mutually agreed by and between Landlord and Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this lease, the relationship of Landlord and Tenant, Tenant's use of or occupancy of said premises, and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Landlord commences any summary proceeding for possession of the premises, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding.

Inability to Perform: 26. This lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in no wise be affected, impaired or excused because Landlord is unable to fulfill any of its obligations under this lease or to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repair, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Landlord is prevented or delayed from so doing by reason of strike or labor troubles or any cause whatsoever including, but not limited to, government preemption in connection with a National Emergency or by reason of any rule, order or regulation of any department or subdivision thereof of any government agency or by reason of the conditions of supply and demand which have been or are affected by war or other emergency.

Bills and Notices: 27. Except as otherwise in this lease provided, a bill, statement, notice or communication which Landlord may desire or be required to give to Tenant, shall be deemed sufficiently given or rendered if, in writing, delivered to Tenant personally or sent by registered or certified mail addressed to Tenant at the building of which the demised premises form a part or at the last known residence address or business address of Tenant or left at any of the aforesaid premises addressed to Tenant, and the time of the rendition of such bill or statement and of the giving of such notice or communication shall be deemed to be the time when the same is delivered to Tenant, mailed, or left at the premises as herein provided. Any notice by Tenant to Landlord must be served by registered or certified mail addressed to Landlord at the address first hereinabove given or at such other address as Landlord shall designate by written notice.

Water Charges: 28. If Tenant requires, uses or consumes water for any purpose in addition to ordinary lavatory purposes (of which fact Tenant constitutes Landlord to be the sole judge) Landlord may install a water meter and thereby measure Tenant's water consumption for all purposes. Tenant shall pay Landlord for the cost of the meter and the cost of the installation thereof and throughout the duration of Tenant's occupancy Tenant shall keep said meter and installation equipment in good working order and repair at Tenant's own cost and expense in default of which Landlord may cause such meter and equipment to be replaced or repaired and collect the cost thereof from Tenant. Tenant agrees to pay for water consumed, as shown on said meter as and when bills are rendered, and on default in making such payment Landlord may pay such charges and collect the same from Tenant. Tenant covenants and agrees to pay the sewer rent, charge or any other tax, rent, levy or charge which now or hereafter is assessed, imposed or a lien upon the demised premises or the realty of which they are part pursuant to law, order or regulation made or issued in connection with the use, consumption, maintenance or supply of water, water system or sewage or sewage connection or system. The bill rendered by Landlord shall be payable by Tenant as additional rent. If the building or the demised premises or any part thereof be supplied with water through a meter through which water is also supplied to other premises Tenant shall pay to Landlord as additional rent, on the first day of each month, % ($) of the total meter charges, as Tenant's portion. Independently of and in addition to any of the remedies reserved to Landlord hereinabove or elsewhere in this lease, Landlord may sue for and collect any monies to be paid by Tenant or paid by Landlord for any of the reasons or purposes hereinabove set forth.

Sprinklers: 29. Anything elsewhere in this lease to the contrary notwithstanding, if the New York Board of Fire Underwriters or the New York Fire Insurance Exchange or any bureau, department or official of the federal, state or city government require or recommend the installation of a sprinkler system or that any changes, modifications, alterations, or additional sprinkler heads or other equipment be made or supplied in an existing sprinkler system by reason of Tenant's business, or the location of partitions, trade fixtures, or other contents of the demised premises, or for any other reason, or if any such sprinkler system installations, changes, modifications, alterations, additional sprinkler heads or other such equipment, become necessary to prevent the imposition of a penalty or charge against the full allowance for a sprinkler system in the fire insurance rate set by any said Exchange or by any fire insurance company, Tenant shall, at Tenant's expense, promptly make such sprinkler system installations, changes, modifications, alterations, and supply additional sprinkler heads or other equipment as required whether the work involved shall be structural or nonstructural in nature. Tenant shall pay to Landlord as additional rent the sum of $, on the first day of each month during the term of this lease, as Tenant's portion of the contract price for sprinkler supervisory service.

Heat, Cleaning: 30. ~~As long as Tenant is not in default under any of the covenants of this lease~~ Landlord shall ~~if and~~ insofar as

~~a. Landlord may elect and shall be due and payable when rendered, and~~ the amount of such bills ~~shall be deemed to be,~~ and be paid as, ~~additional rent.~~ Tenant shall, however, have the option of independently contracting for the removal of such rubbish and refuse in the event that Tenant does not wish to have same done by employees of Landlord. Under such circumstances, however, the removal of such refuse and rubbish by others shall be subject to such rules and regulations as, in the judgment of Landlord, are necessary for the proper operation of the building. Landlord reserves the right to stop the service of the steam, sprinkler system, plumbing and electric systems when necessary, by reason of accident, or of repairs, alterations or improvements, in the judgment of Landlord desirable or necessary to be made, until such repairs, alterations or improvements shall have been completed, and shall further have no responsibility or liability for failure to supply steam, elevator, sprinkler, plumbing and electric service, when prevented from so doing by strikes or accidents or by any cause beyond Landlord's reasonable control, or by orders or regulations of any Federal, State or Municipal Authority or failure of coal, oil or other suitable fuel supply, or inability by the exercise of reasonable diligence to obtain coal, oil or other suitable fuel.

Security ☛

31. Tenant has deposited with Landlord ~~the sum of~~ $ ~~5,809.20~~ as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this lease; it is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this lease, including, but not limited to, the payment of rent and additional rent, Landlord may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum as to which Tenant is in default or for any sum which Landlord may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this lease, including but not limited to, any damages or deficiency in the reletting of the premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Landlord. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this lease, the security shall be returned to Tenant after the date fixed as the end of the Lease and after delivery of entire possession of the demised premises to Landlord. In the event of a sale of the land and building or leasing of the building, of which the demised premises form a part, Landlord shall have the right to transfer the security to the vendee or lessee and Landlord shall thereupon be released by Tenant from all liability for the return of such security; and Tenant agrees to look to the new Landlord solely for the return of said security; and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Landlord. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Landlord nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

Captions:

32. The Captions are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this lease nor the intent of any provision thereof.

Definitions:

33. The term "Landlord" as used in this lease means only the owner, or the mortgagee in possession, for the time being of the land and building (or the owner of a lease of the building or of the land and building) of which the demised premises form a part, so that in the event of any sale or sales of said land and building or of said lease, or in the event of a lease of said building, or of the land and building, the said Landlord shall be and hereby is entirely freed and relieved of all covenants and obligations of Landlo hereunder, and it shall be deemed and construed without further agree ment between the parties or their successors in interest, or between the parties and the purchaser, at any such sale, or the said lessee of the building, or of the land and building, that the purchaser or the lessee of the building, or of the land and building, that the purchaser or the lessee of the building has assumed and agreed to carry out any and all covenants and obligations of Landlord hereunder. The words "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning. The term "business days" as used in this lease shall exclude Saturdays (except such portion thereof as is covered by specific hours in Article 30 hereof), Sundays and all days observed by the State or Federal Government as legal holidays.

☛ Space to be filled in or deleted.

Adjacent Excavation—Shoring:

34. If an excavation shall be made upon land adjacent to the demised premises, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation, license to enter upon the demised premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the building of which demised premises form a part from injury or damage and to support the same by proper foundations without any claim for damages or indemnity against Landlord, or diminution or abatement of rent.

Rules and Regulations:

35. Tenant and Tenant's servants, employees, agents, visitors, and licensees shall observe faithfully, and comply strictly with, the Rules and Regulations and such other and further reasonable Rules and Regulations as Landlord or Landlord's agents may from time to time adopt. Notice of any additional rules or regulations shall be given in such manner as Landlord may elect. In case Tenant disputes the reasonableness of any additional Rule or Regulation hereafter made or adopted by Landlord or Landlord's agents, the parties hereto agree to submit the question of the reasonableness of such Rule or Regulation for decision to the New York office of the American Arbitration Association whose determination shall be final and conclusive upon the parties hereto. Th right to dispute the reasonableness of any additional Rule or Regulation up Tenant's part shall be deemed waived unless the same shall be assert by service of a notice, in writing upon Landlord within ten (10) days afte the giving of notice thereof. Nothing in this lease contained shall be construed to impose upon Landlord any duty or obligation to enforce th Rules and Regulations or terms, covenants or conditions in any other leas as against any other tenant and Landlord shall not be liable to Tenant f violation of the same by any other tenant, its servants, employees, agen visitors or licensees.

Glass:

36. Landlord shall replace, at the expense of Tenant, a and all plate and other glass damaged or broken from a cause whatsoever in and about the demised premises. Landlord may i sure, and keep insured, at Tenant's expense, all plate and other glass the demised premises for and in the name of Landlord. Bills for the pre miums therefor shall be rendered by Landlord to Tenant at such time as Landlord may elect, and shall be due from, and payable by, Tenan when rendered, and the amount thereof shall be deemed to be, and b paid as, additional rent.

Successors and Assigns:

37. The covenants, conditions and agreements contained in this lease shall bind and inure to the benefit of Land lord and Tenant and their respective heirs, distributees, executors, administrators, successors, and except as otherwise provided in this lease, their assigns.

In Witness Whereof, Landlord and Tenant have respectively signed and sealed this lease as of the day and year first above written.

Witness for Landlord:	P.K.L. REALTY CORP. (CORP. SEAL)
....	BY: .... [L. S.]
Witness for Tenant:	WOLO MANUFACTURING CORP. .... [L. S.]

/

Amendment of Lease made as of the 1st day of August, 1982 by and between P.K.L. REALTY CORP., a domestic corporation, having offices c/o P.O. Box 100, Floral Park, New York, hereinafter referred to as Landlord, and WOLO MANUFACTURING CORP., a domestic corporation, having offices at One Saxwood Street, Deer Park, New York, hereinafter referred to as Tenant.

W I T N E S S E T H

WHEREAS, on the 4th day of October, 1978, the parties hereto entered into an Agreement of Lease (hereinafter referred to as Lease) for the rental of space located at Saxwood Street and East Industry Court, Deer Park, New York; and

WHEREAS, the parties hereto desire to amend certain provisions of the Lease, upon the terms and conditions as hereafter set forth herein.

NOW, THEREFORE, in consideration of the mutual promises of the parties, and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties agree as follows:

FIRST: The term of the Lease is hereby amended to provide that the term is to end on July 31, 1985.

SECOND: The base annual rental rate referred to on page 1 of the Lease is hereby deleted, and the following sentence is substituted in place thereof:

"Commencing on the 1st day of August, 1982 and monthly thereafter during the term hereof, the Tenant shall pay Landlord the base annual rent of $29,046, payable in equal

monthly installments of $2,420.50 in advance on the first day of each month during the term."

THIRD: The Lease shall be amended by adding the following paragraph 59 at the end thereof:

"59. For purposes of this paragraph, the following definitions shall apply:

(a) "Index" shall mean the "Consumer Price Index for Urban Wage Earners and Clerical Workers" (1967 = 100)" specified for "All Items" relating to New York and issued by the Bureau of Labor Statistics of the United States Department of Labor. In the event the Index shall hereafter be converted to a different standard reference base or otherwise revised, the determination of the Tenant's increase in rent, as provided below, shall be made with the use of such conversion factor, formula or table for converting the Index as may be published by the Bureau of Labor Statistics or, if said Bureau shall not publish the same, then with the use of such conversion factor, formula or table as may be published by Prentice Hall, Inc., or, failing such publication, by any other nationally recognized publisher of similar statistical information. In the event the Index shall cease to be published, then, for the purposes of this Amendment of Lease, there shall be substituted for the Index, such other Index as Landlord and Tenant shall agree upon, and, if they are unable to agree within ninety days after the Index ceases to be published, such matter shall be determined in Suffolk County by arbitration in accordance with the Rules of the American Arbitration Association.

(b) Base Index shall mean the Index in effect in the month of August, 1982.

(c) Effective as of February 1, 1983, August 1, 1983 and August 1, 1984, there shall be made a cost of living adjustment of the base annual rental rate payable hereunder. The February 1, 1983 adjustment shall be based on the percentage difference between the Index for the month of February 1983 and the Base Index. The August 1, 1983 adjustment shall be based on such percentage difference between the Index for the month of August 1983 and the Base Index. The August 1, 1984 adjustment shall be based on such percentage difference between the Index for the month of August 1, 1984 and the Base Index.

In the event the Index for February 1, 1983, August 1, 1983 or August 1, 1984 in any year during the term of this Amendment of Lease reflects an increase over the Base Index, then the base annual rent originally herein provided to be paid as of February 1, 1983, August 1, 1983 or August 1, 1984 (changed by any adjustment under this article) shall be multiplied by the percentage difference between the Index for February 1, 1983, August 1, 1983 and August 1, 1984 and the Base Index, respectively, and the resulting sum shall be added to such fixed annual rent. Said adjusted annual rent shall thereafter be payable hereunder, in equal monthly installments, until it is readjusted pursuant to the terms of this Amendment of Lease.

(d) No adjustments or recomputations, retroactive or otherwise, shall be made due to any revision which may later be made in the first published figure of the Index for any month.

(e) In no event shall the base annual rent originally provided to be paid under the Lease, as amended by this Amendment of Lease, (exclusive of the adjustments under this article) be reduced.

(f) Any delay or failure of Landlord in computing or billing for the rent adjustments herein provided shall not constitute a waiver of or in any way impair the continuing obligation of Tenant to pay such rent adjustments hereunder.

(g) Notwithstanding any expiration or termination of this Lease prior to the Lease expiration date, Tenant's obligation to pay rent as adjusted under this article shall continue and shall cover all periods up to the Lease expiration date and shall survive any expiration or termination of the Lease.

(h) Notwithstanding anything to the contrary contained herein, in no event will the adjustment increases, effective August 1, 1983 and August 1, 1984, be less than seven (7%) percent."

FOURTH: Landlord warrants and represents that after the signing of this Amendment of Lease, it will enter into an agreement with Pyramid Air Conditioning Inc. to perform the heating modifications detailed on Exhibit A, annexed hereto, and

forming a part hereof. Landlord agrees to pay for the cost of installation.

FIFTH: Tenant represents that it has dealt with no broker in connection with this transaction. Tenant agrees to hold Landlord harmless form any claim made by any broker for commissions and from any costs, expenses and fees in connection herewith.

SIXTH: Simultaneously with the execution hereof, Tenant agrees to deposit with Landlord the additional sum of $1,211.00, as security for the faithful performance and observance by Tenant of the terms, provisions and obligations under the Lease. Landlord agrees to retain such security in accordance with the provisions of the Lease.

SEVENTH: The Tenant shall have the option, to be exercised as hereinafter provided, to extend the term of the Lease for an additional period of two years, provided, however, that the Tenant's right to so extend the Lease term shall be subject to the following conditions:

(a) No default by Tenant shall exist on the date of the giving of the notice of extension or on the date of the commencement of the extended term.

(b) The extended term shall be upon the same conditions as provided in the Lease, as amended by this Amendment of Lease, except that:

(1) The base annual rent to be paid by Tenant shall be ~~at a rate equal to 110%~~ of the base annual rent, as adjusted pursuant to the provisions of Article THIRD of

this Amendment of Lease, being charged during the lease year commencing August 1, 1984 and ending July 31, 1985; and

(2) That effective August 1, 1985 and August 1, 1986, the base annual rental rate shall be adjusted in accordance with the provisions of Article THIRD of this Amendment of Lease, except that for purposes of computing the increases effective August 1, 1985 and August 1, 1986, the Base Index shall mean the Index in effect in the month of August, 1984.

(c) There shall be no further privilege of extension by the Tenant of the Lease term.

The Tenant shall notify the Landlord in writing prior to November 1, 1984, as to whether it intends to exercise this option.

EIGHTH: Except as hereinafter modified, all other terms and provisions of the Lease dated October 4, 1978 shall continue in full force and effect.

IN WITNESS WHEREOF, this Amendment of Lease was executed as of the day and date first above written.

P.K.L. REALTY CORP.

By______________________________

WOLO MANUFACTURING CORP.

By______________________________

Second Amendment of Lease made as of the 21st day of December, 1984 by and between P.K.L. REALTY CORP., a domestic corporation, having offices c/o P.O. Box 100, Floral Park, New York, hereinafter referred to as Landlord, and WOLO MANUFACTURING CORP., a domestic corporation, having offices at One Saxwood Street, Deer Park, New York, hereinafter referred to as Tenant.

W I T N E S S E T H

WHEREAS, on the 4th day of October, 1978, the parties hereto entered into an Agreement of Lease (hereinafter referred to as the Lease) for the rental of space located at Saxwood Street and East Industry Court, Deer Park, New York, which Lease was subsequently amended by an Amendment of Lease dated the 1st day of August, 1982, (hereinafter referred to as the First Amendment); and

WHEREAS, under the terms of the First Amendment the Lease was to expire on July 31, 1985; and

WHEREAS, pursuant to the provisions of Article SEVENTH of the First Amendment, the Tenant was granted an option to renew the Lease for a period of two years commencing August 1, 1985; and

WHEREAS, the Tenant is desirous of exercising his option and extending the term of the Lease for two years and the Landlord is willing to consent to such extension in accordance with the terms hereinafter set forth; and

WHEREAS, the parties hereto desire to amend certain provisions of the Lease and First Amendment, upon the terms and conditions as hereafter set forth herein.

NOW, THEREFORE, in consideration of the mutual promises of the parties, and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties agree as follows:

FIRST: The term of the Lease is hereby extended for a period of two (2) years to commence on the 1st day of August, 1985 and to end on the 31st day of July, 1987.

SECOND: Commencing on August 1, 1985, the base annual rental rate referred to on page 1 of the Lease as amended by Article SECOND of the First Amendment is hereby deleted, and the following sentence is substituted in place thereof:

"Commencing on the 1st day of August, 1985 and monthly thereafter during the term hereof, the Tenant shall pay Landlord the base annual rent of $36,600, payable in equal monthly installments of $3,050.00 in advance on the first day of each month during the term."

THIRD: Tenant represents that it has dealt with no broker in connection with this transaction. Tenant agrees to hold Landlord harmless from any claim made by any broker for commissions and from any costs, expenses and fees in connection with any such claims.

FOURTH: Simultaneously with the execution hereof, Tenant agrees to deposit with Landlord the additional sum of $750.00 as security for the faithful performance and observance by Tenant

of the terms, provisions and obligations under the Lease as amended. Landlord agrees to retain such security in accordance with the provisions of the Lease as amended.

FIFTH: The Tenant acknowledges the fact that pursuant to Article SEVENTH of the First Amendment he was granted only one option to renew the Lease which option is being exercised in accordance with the terms and provisions herein contained. The parties agree that the provisions of Article SEVENTH of the First Amendment are deleted in its entirety and further agree that there shall be no further privilege of extension of the lease term.

SIXTH: Except as modified herein, all of the terms and provisions of the Lease dated October 4, 1978 and the First Amendment dated August 1, 1982 shall continue in full force and effect, including Paragraph "38" of the Lease which provides that if during the term of the Lease, or any extension thereof, the real estate taxes or assessments for any lien tax year shall be greater than $13,725.76, then Tenant shall pay to Landlord, as additional, rent its proportionate share of such increase in real estate taxes.

IN WITNESS WHEREOF, this Second Amendment of Lease was executed as of the day and date first above written.

P.K.L. REALTY CORP.

By Harry Hirschhorn Pres.

WOLO MANUFACTURING CORP.

By [signature] PRES.

3

Third Amendment of Lease made as of the 28TH day of April, 1987 by and between P.K.L. REALTY CORP., a domestic corporation, having offices c/o P.O. Box 100, Floral Park, New York (hereinafter referred to as "Landlord") and WOLO MANUFACTURING CORP., a domestic corporation, having offices at One Saxwood Street, Deer Park, New York (hereinafter referred to as "Tenant").

W I T N E S S E T H

WHEREAS, on the 4th day of October, 1978, the parties hereto entered into an Agreement of Lease (hereinafter referred to as the "Lease") for the rental of space located at Saxwood Street and East Industry Court, Deer Park, New York, which Lease was subsequently amended by an Amendment of Lease dated the 1st day of August, 1982 (hereinafter referred to as the "First Amendment"), and a Second Amendment of Lease dated the 21st day of December, 1984 (hereinafter referred to as the "Second Amendment"); and

WHEREAS, under the terms of the Lease, as amended by the First Amendment and Second Amendment, the term of the Lease is to expire on July 31, 1987; and

WHEREAS, the Tenant and Landlord are desirous of extending the term of the Lease for an additional three (3) year period, in accordance with the terms hereinafter set forth; and

WHEREAS, the parties hereto desire to amend certain provisions of the Lease, First Amendment and Second Amendment, upon the terms and conditions as hereafter set forth herein.

NOW, THEREFORE, in consideration of the mutual promises of the parties, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

FIRST: The term of the Lease is hereby extended for a period of three (3) years to commence on the 1st day of August, 1987 and to end on the 31st day of July, 1990.

SECOND: Commencing on August 1, 1987, the base annual rental rate shall be as follows:

(A) During the period August 1, 1987 through and including July 31, 1988, Tenant shall pay Landlord a base annual rental of $44,545.00, payable in equal monthly installments of $3,712.08.

(B) During the period August 1, 1988 through and including July 31, 1989, Tenant shall pay Landlord a base annual rental of $47,925.00, payable in equal monthly installments of $3,993.75.

(C) During the period August 1, 1989 through and including July 31, 1990, Tenant shall pay Landlord a base annual rental of $51,798.00, payable in equal monthly installments of $4,316.50.

THIRD: Commencing on August 1, 1987, paragraph 38 of the Lease is hereby deleted, and the following sentence is substituted in place thereof:

"38. In the event that the amount of real estate taxes or assessments which may hereafter be levied or assessed against the land and building of which the demised premises form

a part, attributable to any lien tax year during the term of this Lease, shall be greater than the sum of $20,015.74 (representing the 1986/1987 taxes on the building, and a copy of the tax bill is attached hereto as Exhibit A), then Tenant shall pay to Landlord, as additional rent, his proportionate share of such increase in real estate taxes for such year computed upon the proportion that Tenant's rentable space (9,682 square feet) within the building of which the demised premises form a part bears to the entire 20,000 square feet contained in said building. The amount due to Landlord under this provision shall be paid by Tenant within thirty days after Landlord shall have exhibited to Tenant a bill therefor or delivered to it a photostatic copy thereof."

FOURTH: Simultaneously with the execution hereof, Tenant * agrees to deposit with Landlord the additional sum of $4003.00 as security for the faithful performance and observance by Tenant of the terms, provisions and obligations under the Lease as amended. Landlord agrees to retain such security in accordance with the provisions of the Lease, as amended. The parties acknowledge that upon the deposit of such additional security, the Landlord will be retaining the aggregate sum of $8,633.00 as security under the Lease, as amended.

FIFTH: Tenant represents that it has dealt with no broker in connection with this transaction. Tenant agrees to hold Landlord harmless from any claim made by any broker for commissions and from any costs, expenses and fees in connection with any such claims.

* BASED UPON TENANT ALREADY HAVING PAID $4630.00. IF CORRECT BALANCE IS $4003.00. WILL BE ADJUSTED IF INCORRECT. SUM TO BE PUT IN INTEREST BEARING ACCOUNT.

SIXTH: The Tenant acknowledges the fact that there shall be no further privilege of extension of the lease term.

SEVENTH: Except as modified herein, all of the terms and provisions of the Lease, the First Amendment and Second Amendment shall continue in full force and effect.

IN WITNESS WHEREOF, this Third Amendment of Lease was executed as of the day and date first above written.

P.K.L. REALTY CORP.

By Harry Hirschhorn Pres
4-28-87

WOLO MANUFACTURING CORP.

By J Salow

4

Amendment of Lease made as of the 26TH day of April, 1990, by and between P.K.L. REALTY COMPANY, a New York general partnership, having offices c/o P.O. Box 100, Floral Park, New York (hereinafter referred to as "Landlord") and WOLO MANUFACTURING CORP., a domestic corporation, having offices at One Saxwood Street, Deer Park, New York (hereinafter referred to as "Tenant").

W I T N E S S E T H

WHEREAS, on the 4th day of October, 1978, the Landlord's predecessor in interest and Tenant entered into an Agreement of Lease (hereinafter referred to as the "Agreement") for the rental of space located at Saxwood Street and East Industry Court, Deer Park, New York, which Lease was subsequently amended by an Amendment of Lease dated the 1st day of August, 1982 (hereinafter referred to as the "First Amendment"), a Second Amendment of Lease dated the 21st day of December, 1984 (hereinafter referred to as the "Second Amendment"), and a Third Amendment of Lease dated the 28th day of April, 1987 (hereinafter referred to as the "Third Amendment"); (hereinafter, all of the above referenced documents shall be referred to as the "Lease"); and

WHEREAS, the term of the Lease is to expire on July 31, 1990; and

WHEREAS, the Tenant and Landlord are desirous of extending the term of the Lease for an additional one (1) year period, in accordance with the terms hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual promises of the parties, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

FIRST: The term of the Lease is hereby extended for a one (1) year period to commence on the 1st day of August, 1990 and to end on the 31st day of July, 1991 (the "Extended Term");

SECOND: During the Extended Term, the base annual rental rate payable by Tenant under the Lease shall be $53,092.00 ~~$51,798.00,~~ payable in equal monthly installments of $4424.40 ~~$4,316.50~~ each, ~~plus the increase, if any, in the Consumer Price Index of the United States Bureau of Labor Statistics for Urban Wage Earners and Clerical Workers, New York, New York - Northeastern New Jersey (All Items, 1982-84=100), for the period June 1989 to June 1990~~.

FOURTH: Tenant represents that it has dealt with no broker in connection with this transaction. Tenant agrees to hold Landlord harmless from any claim made by any broker for commissions and from any costs, expenses and fees in connection with any such claims.

FIFTH: The Tenant acknowledges the fact that there shall be no further privilege of extension of the lease term except as herein set forth.

SIXTH: Except as modified herein, all of the terms and provisions of the Lease, as amended, including the provisions of Article THIRD of the Third Amendment, shall continue in full force and effect.

IN WITNESS WHEREOF, this Fourth Amendment of Lease was executed as of the day and date first above written.

P.K.L. REALTY COMPANY

By ______________________

WOLO MANUFACTURING CORP.

By: ______________________

PKL-WOLO(AGREEMNT\NEW)

5

Amendment of Lease made as of the 29TH day of March, 1991, by and between P.K.L. REALTY COMPANY, a New York general partnership, having offices c/o P.O. Box 100, Floral Park, New York (hereinafter referred to as "Landlord") and WOLO MANUFACTURING CORP., a domestic corporation, having offices at One Saxwood Street, Deer Park, New York (hereinafter referred to as "Tenant").

W I T N E S S E T H

WHEREAS, on the 4th day of October, 1978, the Landlord's predecessor in interest and Tenant entered into an Agreement of Lease (hereinafter referred to as the "Agreement") for the rental of space located at Saxwood Street and East Industry Court, Deer Park, New York, which Lease was subsequently amended by an Amendment of Lease dated the 1st day of August, 1982 (hereinafter referred to as the "First Amendment"), a Second Amendment of Lease dated the 21st day of December, 1984 (hereinafter referred to as the "Second Amendment"), a Third Amendment of Lease dated the 28th day of April, 1987 (hereinafter referred to as the "Third Amendment", and a Fourth Amendment of Lease dated the 26th day of April 1990 (hereinafter referred to as the "Fourth Amendment"); (hereinafter, all of the above referenced documents shall be referred to as the "Lease"); and

WHEREAS, the term of the Lease is to expire on July 31, 1991; and

WHEREAS, the Tenant and Landlord are desirous of extending the term of the Lease for an additional one (1) year period, in accordance with the terms hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual promises of the parties, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

FIRST: The term of the Lease is hereby extended for a one (1) year period to commence on the 1st day of August, 1991 and to the end on the 31st day of July, 1992 (the "Extended Term");

SECOND: During the Extended Term, the base annual rental rate payable by Tenant under the Lease shall be $47,092.80, payable in equal monthly installments of $3,924.40 each;

THIRD: Landlord shall furnish new carpeting in the office area.

Tenant shall pay ~~$1,000.00~~ $500.00 to landlord when carpeting is completed.

FOURTH: Tenant represents that is has dealt with no broker in connection with this transaction. Tenant agrees to hold Landlord harmless from any claim made by any broker for commissions and from any costs, expenses and fees in connection with any such claims.

FIFTH: The Tenant acknowledges the fact that there shall be no further privilege of extension of the lease term except as herein set forth.

SIXTH: Except as modified herein, all of the terms and provisions of the Lease, as amended, including the provisions of Article THIRD of the Third Amendment, shall continue in full force and effect.

IN WITNESS WHEREOF, this FIFTH Amendment of the Lease was executed as of the day and date first above written.

P.K.L. REALTY COMPANY

By [signature]

WOLO MANUFACTURING CORP.

By [signature]

RENT PAYMENTS

AUG & SEPT	#4424 40
OCT & NOV	3424 40
DEC - JULY	3924 40

[initials] [initials]

6

Amendment of Lease made as of the 22ND day of May, 1992, by and between P.K.L. REALTY COMPANY, a New York general partnership, having offices c/o P.O. Box 100, Floral Park, New York (hereinafter referred to as "Landlord") and WOLO MANUFACTURING CORP., a domestic corporation, having offices at One Saxwood Street, Deer Park, New York (hereinafter referred to as "Tenant").

WITNESSETH

WHEREAS, on the 4th day of October, 1978, the Landlord's predecessor in interest and Tenant entered into an Agreement of Lease (hereinafter referred to as the "Agreement") for the rental of space located at Saxwood Street and East Industry Court, Deer Park, New York, which Lease was subsequently amended by an Amendment of Lease dated the 1st day of August, 1982 (hereinafter referred to as the "First Amendment"), a Second Amendment of Lease dated the 21st day of December, 1984 (hereinafter referred to as the "Second Amendment"), a Third Amendment of Lease dated the 28th day of April, 1987 (hereinafter referred to as the "Third Amendment", and a Fourth Amendment of Lease dated the 26th day of April 1990 (hereinafter referred to as the "Fourth Amendment"); and a Fifth Amendment of lease dated the 29th day of March 1991 (hereinafter referred to as the "Fifth Amendment"), (hereinafter, all of the above referenced documents shall be referred to as the "Lease"); and

WHEREAS, the term of the Lease is to expire on July 31, 1992; and

WHEREAS, the Tenant and Landlord are desirous of extending the term of the Lease for an additional one (1) year period, in accordance with the terms hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual promises of the parties, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

FIRST: The term of the Lease is hereby extended for a one (1) year period to commence on the 1st day of August, 1992 and to the end on the 31st day of July, 1993 (the "Extended Term");

SECOND: During the Extended Term, the base annual rental rate payable by Tenant under the Lease shall be $47,092.80, payable in equal monthly installments of $3,924.40 each;

THIRD: Landlord shall perform the following work in the mens and womens bathrooms in the office area:

New vinyl tile on floor, new light fixtures, new exhaust fans, clean ceiling tiles and replace broken ones, new toilet seats.
NEW FAUCETS FOR SINKS, NEW MEDICINE CABINETS

FOURTH: Tenant represents that is has dealt with no broker in connection with this transaction. Tenant agrees to hold Landlord harmless from any claim made by any broker for commissions and from any costs, expenses and fees in connection with any such claims.

FIFTH: The Tenant acknowledges the fact that there shall be no further privilege of extension of the lease term except as herein set forth.

SIXTH: Except as modified herein, all of the terms and provisions of the Lease, as amended, including the provisions of Article THIRD of the Third Amendment, shall continue in full force and effect.

IN WITNESS WHEREOF, this SIXTH Amendment of the Lease was executed as of the day and date first above written.

P.K.L. REALTY COMPANY

By ______________________

WOLO MANUFACTURING CORP.

By ______________________

1

Amendment of Lease made as of the 11 day of March, 1993, by and between P.K.L. REALTY COMPANY, a New York general partnership, having offices c/o P.O. Box 100, Floral Park, New York (hereinafter referred to as "Landlord") and WOLO MANUFACTURING CORP., a domestic corporation, having offices at One Saxwood Street, Deer Park, New York (hereinafter referred to as "Tenant").

WITNESSETH

WHEREAS, on the 4th day of October, 1978, the Landlord's predecessor in interest and Tenant entered into an Agreement of Lease (hereinafter referred to as the "Agreement") for the rental of space located at Saxwood Street and East Industry Court, Deer Park, New York, which Lease was subsequently amended by an Amendment of Lease dated the 1st day of August, 1982 (hereinafter referred to as the "First Amendment"), a Second Amendment of Lease dated the 21st day of December, 1984 (hereinafter referred to as the "Second Amendment"), a Third Amendment of Lease dated the 28th day of April, 1987 (hereinafter referred to as the "Third Amendment", and a Fourth Amendment of Lease dated the 26th day of April 1990 (hereinafter referred to as the "Fourth Amendment"); and a Fifth Amendment of lease dated the 29th day of March 1991 (hereinafter referred to as the "Fifth Amendment"), and a Sixth Amendment of lease dated the 22nd day of May 1992 (hereinafter referred to as the "Sixth Amendment"), (hereinafter, all of the above referenced documents shall be referred to as the "Lease"); and

WHEREAS, the term of the Lease is to expire on July 31, 1993; and

WHEREAS, the Tenant and Landlord are desirous of extending the term of the Lease for an additional one (1) year period, in accordance with the terms hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual promises of the parties, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

FIRST: The term of the Lease is hereby extended for a one (1) year period to commence on the 1st day of August, 1993 and to the end on the 31st day of July, 1994 (the "Extended Term");

SECOND: During the Extended Term, the base annual rental rate payable by Tenant under the Lease shall be $48,976.51, payable in equal monthly installments of $4,081.37 each;

THIRD: Tenant represents that is has dealt with no broker in connection with this transaction. Tenant agrees to hold Landlord harmless from any claim made by any broker for commissions and from any costs, expenses and fees in connection with any such claims.

FOURTH: The Tenant acknowledges the fact that there shall be no further privilege of extension of the lease term except as herein set forth.

FIFTH: Except as modified herein, all of the terms and provisions of the Lease, as amended, including the provisions of Article THIRD of the Third Amendment, shall continue in full force and effect.

IN WITNESS WHEREOF, this SIXTH Amendment of the Lease was executed as of the day and date first above written.

OVERHEAD DOOR AT LOADING DOCK TO HAVE BOTTOM PANELS REPLACED OR A NEW DOOR INSTALLED. OVERHEAD DOOR AT DRIVE-IN TO HAVE PANELS REPLACED AT UPPER SECTION

P.K.L. REALTY COMPANY

By Harry Hirschhorn

WOLO MANUFACTURING CORP.

By [signature] President

Amendment of Lease made as of the 4TH day of October 1994, by and between P.K.L. REALTY COMPANY, a New York general partnership, having offices at 136 East 57th Street, New York, New York (hereinafter referred to as "Landlord") and WOLO MANUFACTURING CORP., a domestic corporation, having offices at One Saxwood Street, Deer Park, New York (hereinafter referred to as "Tenant").

W I T N E S S E T H

WHEREAS, on the 4th day of October, 1978, the Landlord's predecessor in interest and Tenant entered into an Agreement of Lease (hereinafter referred to as the "Agreement") for the rental of space located at Saxwood Street and East Industry Court, Deer Park, New York, which Lease was subsequently amended by an Amendment of Lease dated the 1st day of August, 1982 (hereinafter referred to as the "First Amendment"), a Second Amendment of Lease dated the 21st day of December, 1984 (hereinafter referred to as the "Second Amendment"), a Third Amendment of Lease dated the 28th day of April, 1987 (hereinafter referred to as the "Third Amendment", and a Fourth Amendment of Lease dated the 26th day of April 1990 (hereinafter referred to as the "Fourth Amendment"); and a Fifth Amendment of lease dated the 29th day of March 1991 (hereinafter referred to as the "Fifth Amendment"), and a Sixth Amendment of lease dated the 22nd day of May 1992 (hereinafter referred to as the "Sixth Amendment"), and a Seventh Amendment of lease dated the 11th day of March 1993 (hereinafter referred to

as the "Seventh Amendment") (hereinafter, all of the above referenced documents shall be referred to as the "Lease"); and

WHEREAS, the term of the Lease expired on July 31, 1994; and

WHEREAS, the Tenant and Landlord are desirous of extending the term of the Lease until March 31, 1996, in accordance with the terms hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual promises of the parties, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

FIRST: The term of the Lease is hereby extended for a one (1) year and 8 month period to commence on the 1st day of August, 1994 and to the end on the 31st day of March, 1996 (the "Extended Term");

SECOND: During the Extended Term, the base annual rental rate payable by Tenant under the Lease shall be $48,976.44, payable in equal monthly installments of $4,081.37 each through July 31, 1995. From August 1, 1995 to December 31, 1995 the base monthly rental shall be $ 3,673.24 each month and from January 1, 1996 the base monthly rental shall be $ 3,673.24 each month.

THIRD: Tenant represents that it has dealt with no broker in connection with this transaction. Tenant agrees to hold Landlord harmless from any claim made by any broker for commissions and from any costs, expenses and fees in connection with any such claims.

IN WITNESS WHEREOF, this Eighth Amendment of the Lease was executed as of the day and date first above written.

P.K.L. REALTY COMPANY

By ____________________

WOLO MANUFACTURING CORP.

By____________________ 10-4-94

WOLO MANUFACTURING has no responsibility or liability for fire or water flow protection and central station notification for any other tenant (s) occupying One Saxwood Street Deer Park, New York. 10-4-94

Amendment of Lease made as of the 13TH day of February 1996 by and between P.K.L. REALTY COMPANY, a New York general partnership, having offices at 136 East 57th Street, New York, New York (hereinafter referred to as "Landlord") and WOLO MANUFACTURING CORP., a domestic corporation, having offices at One Saxwood Street, Deer Park, New York (hereinafter referred to as "Tenant").

W I T N E S S E T H

WHEREAS, on the 4th day of October, 1978, the Landlord's predecessor in interest and Tenant entered into an Agreement of Lease (hereinafter referred to as the "Agreement") for the rental of space located at Saxwood Street and East Industry Court, Deer Park, New York, which Lease was subsequently amended by an Amendment of Lease dated the 1st day of August, 1982 (hereinafter referred to as the "First Amendment"), a Second Amendment of Lease dated the 21st day of December, 1984 (hereinafter referred to as the "Second Amendment"), a Third Amendment of Lease dated the 28th day of April, 1987 (hereinafter referred to as the "Third Amendment", and a Fourth Amendment of Lease dated the 26th day of April 1990 (herein after referred to as the "Fourth Amendment"); and a Fifth Amendment of lease dated the 29th day of March 1991 (hereinafter referred to as the "Fifth Amendment"), and a Sixth Amendment of lease dated the 22nd day of May 1992

(hereinafter referred to as the "Sixth Amendment"), and a Seventh Amendment of lease dated the 11th day of March 1993 (hereinafter referred to as the "Seventh Amendment") and an Eighth Amendment of lease dated the 4th day of October 1994 (hereinafter referred to as the "Eighth Amendment") (hereinafter, all of the above referenced documents shall be referred to as the "Lease"); and

WHEREAS, the term of the Lease expires on March 31, 1996; and

WHEREAS, the Tenant and Landlord are desirous of extending the term of the Lease until March 31, 1998 in accordance with the terms hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual promises of the parties, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

FIRST: The term of the Lease is hereby extended for a two (2) year period to commence on the 1st day of April, 1996 and to the end on the 31st day of March, 1998 (the "Extended Term");

SECOND: During the Extended Term, the base annual rental rate payable by Tenant under the Lease shall be $47,507, payable in equal monthly installments of $3,958.91 each through March 31, 1997 and $50,935 payable in equal monthly installments of $4,244.58 each through March 31, 1998.

THIRD: Tenant represents that it has dealt with no broker in connection with this transaction. Tenant agrees to hold Landlord harmless from any claim made by any broker for commissions and from any costs, expenses and fees in connection with any such claims.

FOURTH: Landlord hereby guarantees that tenant's real estate tax escalation payment for 1996 will be $2,000.00 lower than 1995.

IN WITNESS WHEREOF, this Ninth Amendment of the Lease was executed as of the day and date first above written.

P.K.L. REALTY COMPANY

By_______________

WOLO MANUFACTURING CORP.

By_______________

10

Amendment of Lease made as of the 13 day of January 1998 by and between P.K.L. REALTY COMPANY, a New York general partnership, having offices at P.O. Box 4423 Grand Central Station, New York, New York 10163 (hereinafter referred to as "Landlord") and WOLO MANUFACTURING CORP., a domestic corporation, having offices at One Saxwood Street, Deer Park, New York (hereinafter referred to as "Tenant").

W I T N E S S E T H

WHEREAS, on the 4th day of October, 1978, the Landlord's predecessor in interest and Tenant entered into an Agreement of Lease (hereinafter referred to as the "Agreement") for the rental space located at Saxwood Street and East Industry Court, Deer Park, New York, which Lease was subsequently amended by an Amendment of Lease dated the 1st day of August, 1982 (hereinafter referred to as the "First Amendment"), a Second Amendment of Lease dated the 21st of December, 1984 (hereinafter referred to as the "Second Amendment"), a Third Amendment of Lease dated the 18th day of April, 1987 (hereinafter referred to as the "Third Amendment"), and a Fourth Amendment of Lease dated the 26th day of April 1990 (hereinafter referred to as the "Fourth Amendment"), and a Fifth Amendment of Lease dated the 29th day of March, 1991 (hereinafter referred to as the "Fifth Amendment"), and a Sixth Amendment of Lease dated the 22nd of May, 1992 (hereinafter referred to as the "Sixth

Amendment"), and a Seventh Amendment of Lease dated the 11th day of March, 1993 (hereinafter referred to as the "Seventh Amendment"), and an Eighth Amendment of Lease dated the 4th day of October, 1994 (hereinafter referred to as the "Eighth Amendment"), and a Ninth Amendment of Lease dated the 13th day of February, 1996 (hereinafter referred to as the "Ninth Amendment"), (hereinafter, all of the above referenced documents shall be referred to as the "Lease")_; and

WHEREAS, the term of the Lease expires on March 31, 1998; and

WHEREAS, the Tenant and the Landlord are desirous of extending the term of the Lease until March 31, 1999 in accordance with the terms hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual promises of the parties, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

FIRST: The term of the Lease is hereby extended for a one (1) year period to commence on the 1st day of April, 1998 and to the end of the 31st day of March, 1999 (the "Extended Term");

SECOND: During the Extended Term, the base annual rental rate payable by Tenant under the Lease shall be $50,935 payable in equal monthly installments of $4,244.58 each through March 31, 1999.

THIRD: Tenant represents that it has dealt with no broker in connection with this transaction. Tenant agrees

to hold Landlord harmless from any claim made by any broker for commissions and from any costs, expenses and fees in connection with any such claims.

IN WITNESS WHEREOF, this Tenth Amendment of the Lease was executed as of the day and date first above written.

P.K.L. REALTY COMPANY

By [signature]

WOLO MANUFACTURING CORP.

By [signature]

Lease 1999-2001

Amendment of Lease made as of the 31st day of January 1999 by and between P.K.L. REALTY COMPANY, a New York general partnership, having offices at P.O. Box 4423 Grand Central Station, New York, New York 10163 (hereinafter referred to as "Landlord") and WOLO MANUFACTURING CORP., a domestic corporation, having offices at One Saxwood Street, Deer Park, New York (hereinafter referred to as "Tenant").

June 30,

W I T N E S S E T H

WHEREAS, on the 4th day of October, 1978, the Landlord's predecessor in interest and Tenant entered into an Agreement of Lease (hereinafter referred to as the "Agreement") for the rental space located at Saxwood Street and East Industry Court, Deer Park, New York, which Lease was subsequently amended by an Amendment of Lease dated the 1st day of August, 1982 (hereinafter referred to as the "First Amendment"), a Second Amendment of Lease dated the 21st of December, 1984 (hereinafter referred to as the "Second Amendment"), a Third Amendment of Lease dated the 18th day of April, 1987 (hereinafter referred to as the "Third Amendment"), and a Fourth Amendment of Lease dated the 26th day of April 1990 (hereinafter referred to as the "Fourth Amendment"), and a Fifth Amendment of Lease dated the 29th day of March, 1991 (hereinafter referred to as the "Fifth Amendment"), and a Sixth Amendment of Lease dated the

22nd of May, 1992 (hereinafter referred to as the "Sixth Amendment"), and a Seventh Amendment of Lease dated the 11th day of March, 1993 (hereinafter referred to as the "Seventh Amendment"), and an Eighth Amendment of Lease dated the 4th day of October, 1994 (hereinafter referred to as the "Eighth Amendment"), and a Ninth Amendment of Lease dated the 13th day of February, 1996 (hereinafter referred to as the "Ninth Amendment"), and a Tenth Amendment of Lease dated the 21st day of January, 1998 (hereinafter referred to as the "Tenth Amendment"), (hereinafter, all of the above referenced documents shall be referred to as the "Lease"); and

WHEREAS, the term of the Lease expires on March 31, 1999; and

WHEREAS, the Tenant and the Landlord are desirous of extending the term of the Lease until June 30, 2001 in accordance with the terms hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual promises of the parties, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

FIRST: The term of the Lease is hereby extended to commence on the 1st day of April, 1999 and to the end of the 30th day of June, 2001 (the "Extended Term);

SECOND: During the Extended Term, the base annual rental rate payable by Tenant under the Lease shall be

$52,463 payable in equal monthly installments of $4371.91 each through June 30, 2001.

THIRD: Tenant represents that it has dealt with no broker in connection with this transaction. Tenant agrees to hold Landlord harmless from any claim made by any broker for commissions and from any costs, expenses and fees in connection with any such claims.

FOURTH: Tenant has the right to cancel this lease upon giving the Landlord 9 months notice via certified mail. This notification can be given to Landlord only after January 1, 2000. Tenant, its successor, or assignee is obligated to pay rent and other charges during this 9 month period.

FIFTH: Landlord agrees to furnish and install a Modine suspended heater complete with new flues. This will replace the existing unit near the office area. Tenant agrees to repair the existing ducted furnace near the dividing wall with a new Combustion Chamber and new flues that extend 5-6 feet above the roof. Tenant will hire and pay his Contractor ABC to perform this work.

SIXTH: Pyramid Air Conditioning has quoted $3485.00 to furnish and install a new Modine unit complete with new flues extending through the roof, two feet above existing flue. All removals are included.

FOR A TOTAL OF 5-6 FEET.

IN WITNESS WHEREOF, this Eleventh Amendment of the Lease was executed as of the day and date first above written.

P.K.L. REALTY COMPANY

By ______________________

WOLO MANUFACTURING CORP.

By ______________________

12

Amendment of Lease made as of the 9TH day of November, 2001, by and between P.K.L. REALTY COMPANY, a New York general partnership, having offices at P.O. Box 4423 Grand Central Station, New York, New York 10163 (hereinafter referred to as "Landlord") and WOLO MANUFACTURING CORP., a domestic corporation, having offices at One Saxwood Street, Deer Park, New York 11729 (hereinafter referred to as "Tenant").

W I T N E S S E T H

WHEREAS, on the 4th day of October, 1978, the Landlord's predecessor in interest and Tenant entered into an Amendment of Lease (hereinafter referred to as the "Agreement") for the rental space located at Saxwood Street and East Industry Court, Deer Park, Tenant, which Lease was subsequently amended by an Amendment of Lease dated the 1st day of August, 1982 (hereinafter referred to as the "First Amendment"), a Second Amendment of Lease dated the 21st of December, 1984 (hereinafter referred to as the "Second Amendment"), a Third Amendment of Lease dated the 18th day of April, 1987 (hereinafter referred to as the "Third Amendment"), and a Fourth Amendment of Lease dated the 26th day of April, 1990) (hereinafter referred to as the "Fourth Amendment"), and a Fifth Amendment of Lease dated the 29th day of March, 1991 (hereinafter referred to as the "Fifth Amendment"), and a Sixth Amendment of Lease dated the 22nd day of May, 1982 (hereinafter referred to as the "Sixth Amendment"), and a Seventh Amendment of Lease dated the 11th day of March, 1993 (hereinafter referred to as the "Seventh Amendment"), and an Eighth Amendment

of Lease dated the 4th day of October, 1994 (hereinafter referred to as the "Eighth Amendment"), and a Ninth Amendment of Lease dated the 13th day of February, 1996 (hereinafter referred to as the "Ninth Amendment"), and a Tenth Amendment of Lease dated the 21st day of January, 1998 (hereinafter referred to as the "Tenth Amendment"), and an Eleventh Amendment of Lease dated the 31st day of January, 1999 (hereinafter referred to as the "Eleventh Amendment"), and a Twelfth Amendment of Lease dated the 23rd day of March, 2001 (hereinafter referred to as the "Twelfth Amendment") (hereinafter all of the above referenced documents shall be referred to as the "Lease"); and

WHEREAS, the terms of the Lease expires on January 31, 2002; and

WHEREAS, the Tenant and the Landlord are desirous of extending the term of the Lease until June 30, ~~2004~~ 2003, in accordance with the terms hereinafter set forth. AA

NOW, THEREFORE, in consideration of the mutual promises of the parties, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

FIRST: The term of the Lease is hereby extended to commence on the 1st day of February, 2002, and to the end of the 30th day of June, ~~2004~~ 2003 (the "Extended Term"); AA

SECOND: During the Extended Term, the base annual rental payable by Tenant under the Lease shall be as follows:

- 2/1/02 to 6/30/02 $4,472.00 per month, based upon $53,664 annually.

- 7/1/02 to 6/30/03 $4,590.50 per month, based upon $55,086 annually.

- ~~7/1/03 to 6/30/04 $4,590.50 per month, based upon $55,086 annually~~.

THIRD: Tenant represents that it has dealt with no broker in connection with this transaction. Tenant agrees to hold Landlord harmless from any claim made by any broker for commissions and from any costs, expenses and fees in connection with any such claims.

IN WITNESS WHEREOF, this Twelfth Amendment of Lease was executed as of the day and date first above written.

P.K.L. REALTY COMPANY

By:______________________________

WOLO MANUFACTURING CORP.

By:______________________________

Thirteenth Amendment to lease dated 10-4-78 and all previous twelve amendments between PKL Realty Co. and Wolo Manufacturing Corp. for the premises at One Saxwood Street, Deer Park, NY 11729.

It is herewith agreed to extend the existing lease expiring on June 30, 2003 to January 31st 2004.

The rent commencing on July 1,2003 to January 31,2004 shall be $~~4740.32~~ 4628.58 per month. Wolo shall notify PKL before June 30th as to whether they will enter into a longer term lease or terminate on 1-31-04.

Accepted

Wolo Manufacturing Corp.

By: [signature]

Date: 1-28-03

PKL Realty Co.

By: Harry Hirschlam

Date: 1-30-03

Fourteenth Amendment to lease dated 10-4-78 and all previous thirteen amendments between PKL Realty Co. and Wolo Manufacturing Corp, for the premises at One Saxwood Street Street , Deer Park, NY 11729.

It is herewith agreed to extend the existing lease expiring on January 31,2004 to ~~January~~ JULY 31, 2004.

The rent commencing on February 1, 2004 shall be $~~4740.32~~ #4800.00 per month thru July 31,2004. ~~and $4882.52 payable from August 1, 2004 thru January 31,2005.~~

PKL Realty will replace the existing carpet in the office area with a similar type installed by Model Carpet after execution of this lease extension.

Accepted

Wolo Manufacturing Corp.

By:

Date: 7-24-03

PKL Realty Co.

By:

Date: 7-24-03

15

Fifteenth Amendment to lease dated 10-4-78 and all previous amendments between PKL Realty LLC and Wolo Manufacturing Corp, for the premises at One Saxwood Street, Deer Park, NY 11729.

It is herewith agreed to extend the existing lease expiring on July 31, 2004 to ~~March~~ JULY 31, ~~2006.~~ 2005 HA Ly

The rent commencing on August 1,2004 shall be $5040.00 per month thru July 31,2005 ~~and $5140.00 payable from August 1,2005 thru March 31,2006.~~ HA Ly

Accepted

Wolo Manufacturing Corp.

By: [signature] VP

Date: 2/13/04

PKL Realty LLC

By: [signature]

Date: 2/13/04

Sixteenth Amendment to lease dated 10-4-78 and all previous amendments between PKL Realty LLC and Wolo Manufacturing Corp, for the premises at One Saxwood Street, Deer Park, NY 11729.

It is herewith agreed to extend the existing lease expiring on July 31, 2005 to July 31, 2006.

The rent commencing on August 1,2005 shall be $5090.00 per month thru July 31,2006 .

PKL will modify the Rheem Unit that cools the office area.

Wolo has the right to cancel this lease extension on April 30,2006, provided that written notice is received by PKL by November 15,2005. A $600.00 penalty will be due if cancelled .

Accepted

Wolo Manufacturing Corp.

By: Joseph Mannino, Trustee

Date: 12/09/2004

PKL Realty LLC

By: Harry Hirschhorn

Date: 12-13-04

17

Seventeenth Amendment to lease dated 10-4-78 and all previous amendments between PKL Realty LLC and Wolo Manufacturing Corp, for the premises at One Saxwood Street, Deer Park, NY 11729.

It is herewith agreed to extend the existing lease expiring on July 31, 2006 to July 31, 2008.

The rent commencing on August 1,2006 shall be $5405.00 per month thru July 31,2007 . Rent from August 1,2007 to July 31, 2008 shall be 5405.00 plus the C.P.I increase on7-31-07 from the previous year. *

PKL will modify the duct work and diffusers in the office area as outlined by Pyramid HVAV and be responsible for the entire cost, Work to be done in spring 2006.

Wolo will be allowed a credit of $200-250.00 against the deduction of $591.64 from December rent for additional energy costs and their building sign.

*The Consumer Price Index[CPI] used is listed in the Wall Street Journal and will be the difference from 7-31-06 and 7-31-07.

TENANT HAS AN OPTION FOR A 1 YEAR EXTENSION FROM 8-1-08 TO 7-31-09. RENT TO BE ADJUSTED BASED UPON THE CPI INDEX AS USED IN THE PRECEEDING YEAR. NOTICE TO BE GIVEN BY TENANT BY JULY 31, 2007.

02/07/06

Accepted

Wolo Manufacturing Corp.

By: [signature] VP

Date: 02/07/2006

PKL Realty LLC

By: [signature]

Date: 2-7-06

18

Eighteenth Amendment to lease dated 10-4-78 and all previous amendments between PKL Realty LLC and Wolo Manufacturing Corp, for the premises at One Saxwood Street, Deer Park, NY 11729.

It is herewith agreed to extend the existing lease expiring on July 31, 2008 to July 31, 2009.

The rent commencing on August 1,2008 to July 31, 2009 shall be $5,541.04 per month plus the C.P.I increase on 7-31-08 from the previous year. * This increase shall be a minimum of 4%.

Wolo will be allowed a credit of $2,000 for upgrading the mens and womans bathrooms in the plant area. This will include new fixtures,painting,flooring,ceiling tiles and other misc. items. Wolo will handle this work directly with the Vendor. PKL will deduct $1,000 from the May rent and $1000 from the June rent.

*The Consumer Price Index[CPI] used is listed in the Wall Street Journal and will be the difference from 7-31-07 and 7-31-08.

Accepted

Wolo Manufacturing Corp.	PKL Realty LLC
By: [signature]	By: [signature]
Date: 04-21-08	Date: 4-23-08

19

Nineteenth Amendment to lease dated 10-4-78 and all previous amendments between PKL Realty LLC and Wolo Manufacturing Corp, for the premises at One Saxwood Street, Deer Park, NY 11729.

It is herewith agreed to extend the existing lease expiring on July 31, 2009 to July 31, 2011.

The current monthly rent of $5,823.63 thru 7-31-09 shall be increased as follows:

a. Rent from 8-1-09 thru 7-31-10 shall be $ 6,000.00 per month.

b. Rent from 8-1-10 thru 7-31-11 shall be $ 6,150.00 per month.

PKL will completely renovate the mens and womens plant bathrooms. This will include all new fixtures,partitions,tile floors,ceilings,grilles,fans and painting.

Accepted

Wolo Manufacturing Corp.

By: [signature]

Date: 01/13/09

PKL Realty LLC

By: [signature]

Date: 1-13-09

20

Twentieth Amendment to lease dated 10-4-78 and all previous amendments between PKL Realty LLC and Wolo Manufacturing Corp, for the premises at One Saxwood Street, Deer Park, NY 11729.

It is herewith agreed to extend the existing lease expiring on July 31, 2011 to Jan 31, 2013 plus a 6 month option.

The current monthly rent of $6,000.00 thru 7-31-11 shall be decreased as follows:

a. Rent from 8-1-11 thru 1-31-13 shall be $5,647.83 per month [which includes r.e. tax].

b. Rent from 2-1-13 thru 7-31-13 shall be $5,647.83 per month.[$67,774 annual] This is an option for Wolo.

PKL shall maintain the Air Conditioning System during the extended term of the lease. Our subcontractor will monitor and repair any leaks or modify the system so it cools properly.

MEMO DATED 11-15-10 IS PART OF THIS AMENDMENT TO LEASE.

Accepted

Wolo Manufacturing Corp.

By: [signature]

Date: 11/18/2010

PKL Realty LLC

By: [signature]

Date: 11-18-10

Twenty-first Amendment to lease dated 10-4-78 and all previous amendments between PKL Realty LLC and Wolo Manufacturing Corp. ,for the premises at One Saxwood Street Deer Park, NY 11729.

It is herewith agreed to extend the existing lease expiring on July 31,2013 for one year to July 31,2014 plus a 12 month option.

The rent from 8-1-13 thru 7-31-14 shall be $5745.00 per month [$68,940 annually].

The rent during the option period[8-1-14 thru 7-31-15] shall be $5,745.00 per month plus the CPI .

Accepted

Wolo Manufacturing Corp.	PKL Realty LLC
By: ______	By: ______
Date: 04/30/2013	Date: 4-30-13

Twenty-second Amendment to lease dated 10-4-78 and all previous amendments between PKL Realty LLC and Wolo Manufacturing Corp., for the premises at One Saxwood Street, Deer Park, NY 11729.

It is herewith agreed to extend the existing lease expiring on July 31, 2014 for one year to July 31, 2015 .

The rent from 8-1-14 thru 7-31-15 shall be $5,836.92 per month ($70,043 annually).

Accepted

Wolo Manufacturing Corp.

By:________________

Date: 04/30/2014

PKL Realty LLC

By:________________

Date: 5-6-2014

Twenty-third Amendment to lease dated 10-4-78 and all previous amendments between PKL Realty LLC and Wolo Manufacturing Corp., for the premises at One Saxwood Street, Deer Park, NY 11729.

It is herewith agreed to extend the existing lease expiring on July 31, 2015 for one year to July 31, 2016 .

The rent from 8-1-15 thru 7-31-16 shall be $6,012.02 per month ($72,144 annually).

The rent from 8-1-16 thru 7-31-17 shall be $72,144 plus the CPI increase at that time. This is an option to Wolo.

Accepted

Wolo Manufacturing Corp.	PKL Realty LLC
By: [signature] Pres	By: [signature]
Date: 06/03/2015	Date: 6-8-2015

Twenty-fourth Amendment to lease dated 10-4-78 and all previous amendments between PKL Realty LLC and Wolo Manufacturing Corp., for the premises at One Saxwood Street, Deer Park, NY 11729.

It is herewith agreed to extend the existing lease expiring on July 31, 2016 for one year to July 31, 2017.

The rent from 8-1-16 thru 7-31-17 shall be $6,096.16 per month ($73,154 annually).*

*$6,012.02 plus a 1.4% CPI increase per NY Times index on 3-15-16.

Accepted

Wolo Manufacturing Corp.	PKL Realty LLC
By: [signature]	By: [signature]
Date: 04/25/16	Date: 4-26-16

Twenty-fifth Amendment to lease dated 10-4-78 and all previous amendments between PKL Realty LLC and Wolo Manufacturing Corp., for the premises at One Saxwood Street, Deer Park, NY 11729.

It is herewith agreed to extend the existing lease expiring on July 31, 2017 for two years to July 31, 2019.

The rent from 8-1-17 thru 7-31-18 shall be $ 6,279.04 per month ($ 75,348.48 annually).

The rent from8-1-18 thru 7-31-19 shall be $ 6,404.62 per month [$ 76,855.44 annually].

TENANT HAS A 1 YR OPTION FROM 8-1-19 TO 7-31-20 AT AN INCREASE OF 2½% ABOVE THE PREVIOUS YEAR.

Accepted

Wolo Manufacturing Corp.	PKL Realty LLC
By: [signature]	By: [signature]
Date: 05/18/17	Date: 5-18-17

Twenty-Sixth Amendment to lease dated 10-4-78 and all previous amendments between PKL Realty LLC and Wolo Manufacturing Corp., for the premises at One Saxwood Street, Deer Park, NY 11729.

It is herewith agreed to extend the existing lease expiring on July 31, 2019 for one year to July 31, 2020 at a rent of $6,564.73 per month [$78,776.82 annually].

Tenant has a one year option from 8/1/20 to 7/31/21 at a monthly rent of

~~$6,761.67~~ [~~$81,140.06~~ annually].
$6728.84 $80,746.24

Accepted

Wolo Manufacturing Corp.

By:

Date: 04/08/2019

PKL Realty LLC

By:

Date: 4-13-19

Lease Amendment

Twenty-Seventh Amendment to lease dated 10-4-78 and all previous amendments between PKL Realty LLC and Wolo Manufacturing Corp., for the premises at One Saxwood Street, Deer Park, NY 11729.

It is herewith agreed to extend the existing lease expiring on July 31, 2020 for two years to July 31, 2022 as follows:.

The rent from 8-1-20 thru 7-31-21 shall be $ ~~6,730.52~~ $6728.84 per month [$ ~~80,766.24~~ $ 80,746.24 annually]. [initials]

The rent from 8-1-21 thru 7-31-22 shall be $ 6,898.78 $6,897.04 per month [$ 82,785.39 $ 82,764.49 annually]. [initials]

Accepted

Wolo Manufacturing Corp.

By: [signature]

Date: 07/09/2020

PKL Realty LLC

By: [signature]

Date: 7-13-2020